PROPERTY AND EQUIPMENT, NET (Tables)	12 Months Ended
Dec. 31, 2022
PROPERTY AND EQUIPMENT, NET
Schedule of components of property and equipment

	As of December 31,
	2021	2022

Leasehold improvements	$914	$1,451
Furniture, fixtures and office equipment	2,972	3,069
IT equipment	2,556	2,393
Vehicles	1,880	1,362
Property and equipment, gross	8,322	8,275
Less: Accumulated depreciation	(5,010)	(5,329)
Property and equipment, net	$3,312	$2,946